CORPORATE PRESENTATION March 2023 Exhibit 99.2

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, estimates of market size, the anticipated timing, design and conduct of our planned pre-clinical and clinical trials, the anticipated timing for pre-clinical and clinical data, the development of our product candidates, the potential clinical benefits of our product candidates, including efficacy and safety benefits, the potential benefits of strategic partnerships and licensing arrangements and our intent to enter into any strategic partnerships or licensing arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including competition from third parties with respect to our product candidates; risks related to the supply and manufacturing of and complexity of components in our devices; whether we will be able to develop our precision medicine products, and, if developed, that such product candidates will be authorized for marketing by regulatory authorities, or will be commercially successful; and those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission. We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Treatment at the site of disease in the GI tract could improve outcomes for patients with inflammatory bowel disease Our mission is to reimagine therapeutic delivery Needle-free, oral delivery of large molecules designed to replace injection for better management of chronic diseases Innovating smart capsule technologies to deliver the right dose to the right place, safely TARGETED ORAL DELIVERY SYSTEMIC ORAL DELIVERY

THERAPEUTIC PIPELINE

PROGRAM		INDICATION	DESIGN/FEASIBILITY	PRECLINICAL	CLINICAL
TARGETED THERAPEUTICS	**NaviCap™** Targeted Oral Delivery Platform	--			
TARGETED THERAPEUTICS	**BT-600** NaviCap + tofacitinib	UC			
TARGETED THERAPEUTICS	**BT-001** NaviCap + adalimumab variant	UC			
SYSTEMIC THERAPEUTICS	**BioJet™** Systemic Oral Delivery Platform	--			
SYSTEMIC THERAPEUTICS	**BT-200** BioJet + GLP-1 agonist	Diabetes			
SYSTEMIC THERAPEUTICS	**BT-002** BioJet + adalimumab variant	Autoimmune			
SYSTEMIC THERAPEUTICS	**Ionis Collaboration** BioJet + antisense therapy	Undisclosed			
SYSTEMIC THERAPEUTICS	**Large Pharma 1 Collaboration** BioJet + undisclosed drug	Undisclosed			
SYSTEMIC THERAPEUTICS	**Large Pharma 2 Collaboration** BioJet + undisclosed drug	Undisclosed			

BIORA Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

TARGETED ORAL DELIVERY PLATFORM

ULCERATIVE COLITIS: THE TREATMENT GAP

Despite therapeutics targeting different pathways, few patients achieve long-term remission

UC TREATMENT CYCLE

Treatment begins with 2-3 months of drug therapy to reach therapeutic levels

15-30% of patients achieve remission of symptoms after induction with any drug therapy[1,2]


INDUCTION TRIAL
NO RESPONSE
INDUCTIO N TRIAL
MAINTENANCE
RELAPSE

60% of patients in remission relapse within 12 months[2]

Patients in remission continue drug therapy to prevent relapse

Patients undergo induction (2-3 months) with different drug

Efficacy rate decreases with successive rounds of therapy[1]

ABOUT ULCERATIVE COLITIS

- Inflammatory bowel disease (IBD) includes Crohn's disease and ulcerative colitis (UC)
- UC causes inflammation and damage to the large intestine
- About 1 million people in the U.S. are affected with UC, and ~40,000 cases are diagnosed each year[3]

1. Alsoud D, Verstockt B, Fiocchi C, Vermeire S. Breaking the therapeutic ceiling in drug development in ulcerative colitis. Lancet Gastroenterol Hepatol. 2021;6(7):589-595.
2. Hirten RP, Sands BE. New Therapeutics for Ulcerative Colitis. Annu Rev Med. 2021;72:199-213.
3. Shivashankar R, Tremaine WJ, Harmsen WS, Loftus EV Jr. Incidence and Prevalence of Crohn's Disease and Ulcerative Colitis in Olmsted County, Minnesota From 1970 Through 2010. Clin Gastroenterol Hepatol. 2017;15(6):857-863.

6 © 2023 Biora Therapeutics, Inc. All rights reserved.

UNMET NEED IN ULCERATIVE COLITIS Targeted delivery could enable rapid induction and improve patient response THERAPEUTIC CHALLENGES POTENTIAL SOLUTION Systemic toxicity issues may limit daily dosage of UC drugs Reduced systemic uptake is designed to reduce toxicity and adverse events Difficulty of achieving sufficient drug levels at site of disease 1 Targeted delivery is designed to increase drug levels at the site of disease, which is correlated with improved outcomes1 2 Combination therapy is limited by toxicity 3 Reduced toxicity could enable combination therapy2 Development in partnership with: Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual. van Oostrom J, Verstockt B, Hanzel J, et al. Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe ulcerative colitis. Poster presented at: 17th Congress of the European Crohn’s and Colitis Organisation (ECCO), February 18, 2022, virtual.

RESEARCH DATA SUPPORTS TARGETED APPROACH

Tissue drug concentration correlates with endoscopic outcomes in UC

30 consecutive UC patients with active endoscopic disease initiated treatment with tofacitinib and prospectively monitored

RESULTS

- Tofacitinib tissue exposure at the end of induction was associated with endoscopic improvement by week 16 (p=0.04)
- In responders (n=14), median tofacitinib tissue exposure exceeded IC_{90}

Research presented at ECCO 2022 and DDW 2022 in collaboration with:

KU LEUVEN · IBD Leuven · Amsterdam UMC University Medical Centers

TOFACITINIB TISSUE EXPOSURE EXCEEDED IC_{90} IN RESPONDERS



Non-responders
Responders
P= 0.04
Tofacitinib tissue concentration (pg/g protein)
2000000.00
1500000.00
1000000.00
500000.00
.00
0
1
Endoscopic improvement by week 16
median tissue exposure
IC90

Verstockt B, Alsoud D, van Oostrom J, et al. Tofacitinib tissue exposure correlates with endoscopic outcome. Poster presented at: *17th Congress of the European Crohn's and Colitis Organisation* (ECCO), February 18, 2022, virtual.

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© 2023 Biora Therapeutics, Inc. All rights reserved.

BIORA Therapeutics

NAVICAP™ TARGETED DRUG DELIVERY PLATFORM Needle-free, oral drug delivery to the colon ORAL ADMINISTRATION Convenient oral capsule the size of a fish-oil pill 1. Lee SN, Razag G, Stork C, et al. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at: Crohn’s & Colitis Congress, January 19-21, 2023, Denver, CO. AUTONOMOUS LOCATION Proprietary GITrac™ autolocation technology for accurate drug delivery regardless of fasted or fed state1 TARGETED DRUG DELIVERY Method designed to coat the length of the colon with liquid formulation, minimizing systemic uptake

https://biora.wistia.com/medias/r65935rbqs NAVICAP™ TARGETED DRUG DELIVERY PLATFORM Autonomous location and delivery to the colon

DEVICE FUNCTION STUDIES Demonstrated accurate localization and delivery to colon Biora Therapeutics internal data ACCURATE LOCALIZATION AND DELIVERY TO HUMAN COLON Clinical device validation for localization and delivery function using scintigraphic imaging in patients with active ulcerative colitis Achieved distribution across the entire colon ACCURATE DELIVERY TO COLON IN CANINES Pharmacokinetic data from two marker drugs administered in canine model Successful delivery to colon via device No early release of drug No drug absorption in upper GI tract

DEVICE FUNCTION STUDIES

NAVIcap™

Three successful studies demonstrating device function in humans

PM-601 Device Function Study in Healthy Volunteers – Fasted State	PM-611 Device Function Study in Healthy Volunteers – Fasted and Fed	PM-602 Device Function Study in Patients with Active UC
• 83% of devices accurately identified entry into the colon (10/12)[1] • Achieved distribution of payload across the entire colon[1] • No early deployment before colon detection[1]	• 100% of analyzed devices successfully identified entry to the colon and activated H2 gas cells for delivery in all fasted/fed schedules (39/39)[2] • 97.4% of analyzed devices activated the payload release function (38/39)[2] • No serious adverse events reported[2]	• 100% of devices accurately identified entry into the colon, triggered release of a liquid payload, and achieved distribution across the entire colon (7/7)[3] • Device was well tolerated and performed as intended in active ulcerative colitis patients[3]
DEVICE FUNCTION IN HEALTHY VOLUNTEERS ✓	**DEVICE FUNCTION WITH / WITHOUT FOOD** ✓	**DEVICE FUNCTION IN ACTIVE UC PATIENTS** ✓

1. Lee SN, Sandefer E, Doll W, et al. A Scintigraphic Study to Evaluate the Safety, Tolerability, and Functionality of a Drug Delivery System (DDS) Device in Healthy Volunteers in Fasted State. Poster presented at: *American College of Gastroenterology Annual Scientific Meeting*, October 21-26, 2022, Charlotte, NC.
2. Lee SN, Razag G, Stork C, et al. Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon. Poster presented at: Crohn's & Colitis Congress, January 19-21, 2023, Denver, CO.
3. Martin K, Lee SN, Stork C, et al. A Scintigraphic Study to Evaluate the Localization and Delivery Function of a Drug Delivery System (DDS) Device in Patients with Active Ulcerative Colitis (UC) in Fasted State. Poster presented at: *American College of Gastroenterology Annual Scientific Meeting*, October 21-26, 2022, Charlotte, NC.

BIORA™ Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

BT-600 (NAVICAP™ + TOFACITINIB) PRECLINICAL STUDY RESULTS

Reduced systemic uptake, better PK effect and coverage

NAVIcap™

Non-GLP study; 7 days/QD in canine model compared BT-600 (tofacitinib 10mg liquid formulation delivered via device) vs. standard oral tablet (tofacitinib 10mg)

RESULTS

- Reduced drug levels in blood vs. standard oral tablet
- Tissue drug levels at average ~100X higher along the length of the colon vs. standard oral tablet
- Data suggest that a dose lower than the standard 10mg tofacitinib may provide increased tissue levels while reducing systemic exposure

PLASMA LEVEL CMAX ~5X LOWER



600
400
200
0
Tofacitinib (ng/mL)
0
4
8
12
16
20
Hours

COLON TISSUE COVERAGE ~100X HIGHER



100000
10000
1000
100
50
10
Tofacitinib (ng/g)
Proximal Colon
Transverse Colon
Distal Colon
Rectum
Proximal Colon
Transverse Colon
Distal Colon
Rectum

Tofacitinib Oral Tablet 10mg
BT-600 10mg

Biora Therapeutics internal data

BIORA Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

BT-600 (NAVICAP™ + TOFACITINIB) Clinical Development Plan H1 2023 H2 2023 H1 2024 14-DAY GLP TOX STUDY INTERIM DATA Preclinical / IND enabling Clinical FINAL DATA 2 weeks/QD Design: SAD/MAD Primary endpoint Safety & tolerability Key secondary endpoints PK/PD IND FILING & PHASE 1 IN HEALTHY VOLUNTEERS ANALYSIS & REPORTING POTENTIAL PHASE 1B IN ACTIVE UC PATIENTS

PHASE 1: SINGLE AND MULTIPLE ASCENDING DOSE STUDIES

NAVIcap™

Evaluate safety, tolerability, pharmacokinetics and pharmacodynamics of BT-600 in healthy volunteers



SAD
24 subjects
5mg N=9
Placebo N=3
10mg N=9
Placebo N=3
BT-600
Baselin
e
D1
Blood
Stool
D2
Blood
Stool
D3
Blood
Stool
D7
Blood
Stool
MAD
24 subjects
5mg 7x QD N=9
Placebo N=3
10mg 7x N=9
QD N=3
Placebo or BT-600 7 days/QD
Baselin
e
Blood
Stool
D1
Blood
Stool
D2
Blood
Stool
D3
Blood
Stool
D7
Blood & Tissue
Stool

PATIENT POPULATION	Normal healthy volunteers Total of 48 subjects (24 SAD and 24 MAD subjects)
STUDY DESIGN	Randomized, double-blind (participant and site), placebo-controlled study to evaluate the safety, tolerability, and PK/PD of SAD and MAD doses of BT-600 in healthy subjects
OBJECTIVES	Demonstrate safety and tolerability of BT-600, assess PK and PD effects of tofacitinib released from BT-600 over 8 days in NHV in blood and in tissue

BIORA Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

Source: Evaluate Pharma; GlobalData Global annual sales forecast for ulcerative colitis therapeutics: $7 billion in 20221 >10 FDA-approved drugs for UC ULCERATIVE COLITIS: TREATMENT LANDSCAPE Potential for market-leading efficacy in tofacitinib creates sizeable opportunity  Vedolizumab Adalimumab Ustekinumab Infliximab Tofacitinib / Ozanimod* PRE-BIOLOGICS FIRST-LINE BIOLOGIC SECOND-LINE BIOLOGIC THIRD-LINE BIOLOGIC Adalimumab Infliximab Vedolizumab *Non-biologic drug therapies

SYSTEMIC ORAL DELIVERY PLATFORM

UNMET NEED

Needles are associated with poor disease management

38% of diabetics miss 4+ injections per week[1]

42% of patients fail to maintain diabetes treatment due to injection concerns when using an injectable GLP-1 agonist[2]

71% higher discontinuation rate for diabetes patients initiating treatment with an injectable GLP-1 agonist vs. those starting oral therapy[2]



1. Frost & Sullivan research commissioned by Rani Therapeutics Holdings, Inc. https://ir.ranitherapeutics.com/static-files/b1f080bf-a860-4136-87cb-d6f7c49c1502
2. Spain CV, Wright JJ, Hahn RM, Wivel A, Martin AA. Self-reported Barriers to Adherence and Persistence to Treatment With Injectable Medications for Type 2 Diabetes. Clin Ther. 2016;38(7):1653-1664.e1. doi:10.1016/j.clinthera.2016.05.009

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© 2023 Biora Therapeutics, Inc. All rights reserved.

BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM Needle-free, oral delivery to small intestine ORAL CAPSULE Convenient oral capsule the size of a multivitamin for ease of swallowing PRECISE DELIVERY  Enteric trigger for precise timing of drug delivery to the small intestine NEEDLE-FREE ADMINISTRATION Liquid jet injection to the small intestine to maximize systemic uptake RESEARCH COLLABORATIONS Ionis Large Pharma 1  Large Pharma 2

https://biora.wistia.com/medias/embr15eh3a BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM Liquid jet delivery to the small intestine

BT-200 PRECLINICAL PERFORMANCE

BIOjet™

Excellent systemic uptake for orally delivered large molecules demonstrated in animals

Preclinical studies in (1) swine model with endoscopically placed, autonomous device compared to IV administration of a variant of adalimumab (BT-001) and (2) canine model with autonomous device to evaluate device function and safety

RESULTS

Recently published data demonstrated:

- Average bioavailability of 22% (up to 55%) for BT-001 in swine where drug was detected in blood[1]
  - *For comparison, commercially available oral large molecules achieve 1% or less bioavailability[2]*
- In canines, ≥ 83% deployment accuracy and consistent deployment time post gastric emptying in the small intestine, with no early deployment[1]
- No issues observed with safety or tolerability of the device[3]

BIOAVAILABILITY COMPARABLE TO IV



BT-001 (ng/ml) log10
100000
10000
1000
100
10
1
0
4
8
12
24
48
72
96
120
144
Time post-dose (hr)
Device N=8
IV N=1

1. Lee SN, Stork C, Smith J, et al. Development of a submucosal injection device for an oral biotherapeutic delivery system. Poster presented at: *Parenteral Drug Association Universe of Pre-Filled Syringes and Injection Devices Conference*, October 18-19, 2022, Palm Springs, CA.
2. Novo Nordisk A/S. Rybelsus (oral semaglutide) [package insert]. U.S. Food and Drug Administration website. https://www.accessdata.fda.gov/drugsatfda_docs/label/2021/213051s006lbl.pdf. Revised January 2023. Accessed March 3, 2023.
3. Biora Therapeutics internal data

BIORA Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

PRECLINICAL RESULTS

BIOjet™

Achieved more than double our target bioavailability levels using next-generation device

Observed variability (CV) similar to subcutaneous injection for each drug

51.3% variant of adalimumab (monoclonal antibody) bioavailability average[1]

37% semaglutide (GLP-1 receptor agonist) bioavailability average[1]

COMPARISON

- *15% target bioavailability[2]*
- *64% bioavailability via subcutaneous injection in humans for adalimumab[3]*

COMPARISON

- *15% target bioavailability[2]*
- *1% bioavailability in humans for commercially available oral semaglutide[4]*

1. Biora Therapeutics preclinical studies in porcine model with endoscopically placed and activated next-generation device to evaluate device function. Internal data, pending presentation of results at upcoming conference(s).
2. Bioavailability target of 15% set by Biora Therapeutics and pharma collaborators for progression of systemic therapeutics platform.
3. Abbvie, Inc. Humira (adalimumab) [package insert]. U.S. Food and Drug Administration website. https://www.accessdata.fda.gov/drugsatfda_docs/label/2021/125057s417lbl.pdf. Revised February 2021. Accessed March 3, 2023.
4. Novo Nordisk A/S. Rybelsus (oral semaglutide) [package insert]. U.S. Food and Drug Administration website. https://www.accessdata.fda.gov/drugsatfda_docs/label/2021/213051s006lbl.pdf. Revised January 2023. Accessed March 3, 2023.

BIORA™ Therapeutics

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© 2023 Biora Therapeutics, Inc. All rights reserved.

DEVELOPMENT TIMELINE Systemic Therapeutics Platform Milestones H1 2022 H2 2022 H1 2023 H2 2023 MILESTONES/CATALYSTS Successfully confirmed viability of platform with research-grade device Incorporating updated medical-grade components Intent to replicate data from research-grade device with next-generation device Progress existing collaborations and develop additional agreements Next-Gen Device Development Expand Collaborations & Partnerships Research-Grade Device Function Preclinical Data Generation

Completing tox study analysis Preparing to file IND and enter the clinic Our mission is to reimagine therapeutic delivery Completing development of next-generation device Progressing pharma collaborations Innovating smart capsule technologies to deliver the right dose to the right place, safely TARGETED ORAL DELIVERY SYSTEMIC ORAL DELIVERY

APPENDIX

TARGETED THERAPEUTICS PUBLICATIONS

bioratherapeutics.com/publications

NAVIcap™

1. **Development of targeted therapeutic antibodies for the treatment of inflammatory bowel disease: A proof of concept**. Poster presented at DDW 2019.
2. **A comparison of systemic versus targeted anti-TNFα antibody in treatment of colitis induced by adoptive transfer of CD44-/CD62L+ T-cells into RAG2-/- mice recipients**. Presented at DDW 2019.
3. **Targeted delivery of soluble tofacitinib citrate to the site of inflammation to improve efficacy and safety**. Poster presented at DDW 2021.
4. **Development of a novel drug delivery system for treatment of Ulcerative Colitis**. Poster resented at DDW 2021.
5. **Development of a Novel Drug Delivery System to Deliver Drugs Directly to the Colonic Mucosa, Resulting in Improved Efficacy and Reduced Systemic Exposure for the Treatment of Ulcerative Colitis**. *Crohn's & Colitis 360.* 2021, 3, 1–5.
6. **Tofacitinib tissue exposure correlates with endoscopic outcome**. Oral presentation at DDW 2022 and BWG. Poster presented at ECCO 2022.
7. **Pharmacokinetic stratification of cytokine profiles during anti-TNF induction treatment in moderate-to-severe UC**. Poster presented at ECCO 2022 and DDW 2022.
8. **Pilot study to assess pharmacokinetic and pharmacodynamic markers following enema-dosing with adalimumab in patients with active ulcerative colitis.** Poster presented at ACG 2022.
9. **A scintigraphic study to evaluate the safety, tolerability, and functionality of a Drug Delivery System (DDS) device in healthy volunteers in fasted state.** Poster presented at ACG 2022.
10. **A scintigraphic study to evaluate the localization and delivery function of a Drug Delivery System (DDS) device in patients with active ulcerative colitis (UC) in fasted state.** Poster presented at ACG 2022.
11. **Development of a novel Drug Delivery System (DDS) to deliver drugs directly to the colonic mucosa to improve efficacy and reduce systemic exposure for the treatment of ulcerative colitis (UC)**. Poster presented at Crohn’s & Colitis Congress 2023.
12. **Potential effects of food on a novel Drug Delivery System (DDS) to deliver therapeutic compound into the colon.** Poster presented at Crohn’s & Colitis Congress 2023.

BIORA™ Therapeutics

26 © 2023 Biora Therapeutics, Inc. All rights reserved.

BIOJET™ SYSTEMIC DRUG DELIVERY PLATFORM bioratherapeutics.com/publications Development of ex-vivo and in-vivo models to assess the performance of an oral biotherapeutic delivery system (OBDS) capsule. Poster presented at the Controlled Release Society Annual Meeting, July 13-14, 2022 and at the American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022. Assessing the performance of an oral biotherapeutic delivery system (OBDS) using intra-duodenal endoscopy delivery in Yucatan minipigs. Poster presented at the Controlled Release Society Annual Meeting, July 13-14, 2022 and at the American College of Gastroenterology Annual Scientific Meeting, October 21-26, 2022. Development of preclinical models to assess the performance of the oral biotherapeutic delivery system (OBDS) capsule. Poster presented at the Parenteral Drug Association Universe of Pre-Filled Syringes and Injection Devices Conference, October 18-19, 2022.

SAMPLING & DIAGNOSTICS 6 patent families covering: GI sample preservation GI analyte detection & quantification systems Complementary diagnostic markers THERAPEUTICS 26 patent families covering: Treatment via ingestible device GI delivery PK/PD profiles GI delivery dosing regimens GI delivery drug combinations Liquid drug formulations DEVICES 36 patent families covering: Device designs, materials, components & manufacturing GI localization Devices for targeted delivery to GI tract Devices for targeted GI sampling systems Devices for jet delivery into GI tissue INTELLECTUAL PROPERTY PORTFOLIO Diverse patent portfolio with 68 distinct patent families1 Approximately 165 issued patents and 137 pending applications in major countries and regions around the world